UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  February 28, 2014

Item 1. Report to Stockholders.

Advantus Strategic Dividend Income Fund
Institutional Class Shares – VSDIX

Semi-Annual Report

www.advantuscapital.com	February 28, 2014

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

February 28, 2014

Strategic Dividend Income Fund

Managers:
By Joseph Betlej, CFA, Lowell Bolken, CFA, & Craig Stapleton, CFA
Advantus Capital Management

MARKET SECTOR UPDATE

Performance in the Advantus Strategic Dividend Income (SDI) Fund trailed the custom benchmark and the S&P 500 benchmark for the six month period ending 2/28/14.  Generally, while returns of dividend income stocks were quite strong during this period, higher growth stocks led returns.  The market for dividend income securities was choppy during the period and returns were largely influenced by positioning.  Nevertheless, portfolio dividend yield and relative volatility remain in accordance with our targets.

Globally, macro-economic conditions were mixed, with the U.S. leading the developed world with slow and steady growth.  Returns to the broader equity markets reflected investor enthusiasm for domestic earnings prospects.  Growth has been driven by a recovery in domestic housing, as well as strength in the energy and technology sectors.  Interest rates rose significantly in the fourth quarter of 2013 on talk of the Fed’s tapering and reflecting the enthusiasm for fundamental growth.  Yields on the 10-year Treasury rose 50 basis points from the end of October through the end of 2013.  This was followed by a sharp drop of over 40 basis points during the month of January 2014 as fears of slowing growth reentered the market.  This swing in rates surprised investors as many expected higher rates on further growth and continued tapering actions by the Fed.  Part of the drop in rates may have been attributable to an economic slowdown due to abnormally brutal winter weather across the U.S.—only time will tell if the cause was more systemic.

After generating strong returns in 2013, oil and gas master limited partnerships (MLPs) took a breather in the first two months of 2014.  Overall, during the six-month reporting period, oil and gas MLPs delivered solid returns.  Yet, a divergence of returns occurred in the sector between faster growth and steady growth names during the period.  Rising interest rates shifted investor preference to higher growth MLP opportunities, with little regard for valuation.  Distribution growth remains strong with this sector, reflecting the opportunities for growth investments within their operating platforms.  The Fund’s underperformance in this sector reflected the holdings in higher dividend yields, and underweight to some of the very high growth names.

Utilities also experienced solid returns in the period, with significant strength in the first two months of 2014, on the back of the interest rate rally.  Fundamentally, most utilities are experiencing weak or falling demand growth due to slow economic growth and the impact of energy efficiency upgrades.  As with the MLPs, momentum in the group has favored utilities with outsized growth opportunity or those considering a restructuring, generating a spin-out of higher growth assets.  The Fund’s exposure to higher dividend yield, lower growth utilities resulted in underperformance in this sector.

REIT common stock returns were a solid contributor to the Fund’s performance in the period, reflecting a portfolio shift into larger growth-oriented REITs.  Yet this sector underperformed the broader equity market.  Positive returns in the sector were largely due to the strong fundamental demand for commercial real estate which is reflective in earnings growth.  The rate of growth in consumer-oriented REITs, such as apartments and self-stor-

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

age, began to slow, but continued to show above average growth compared to REITs overall.  Weaker fundamentals in business-oriented REITs, such as office and industrial space, are beginning to turn the corner, resulting in an acceleration of growth from below average levels.

Treasury Inflation Protected Securities (TIPs) exposure helped dampen volatility, but returns lagged equities as U.S. treasuries sold off during the period.  The volatility-dampening preferred stocks also detracted from performance as their prices were impacted by interest rate moves.  Overall, stockpicking detracted from portfolio performance during this time period, largely due to company specific issues.

PORTFOLIO STRATEGY

We believe that moderate domestic economic growth will continue.  We continue to shift portfolio weights into companies that we believe have greater distributable cash flow growth, moving out of higher dividend yield, lower growth opportunities.  This move has resulted in modestly lower dividends (which are expected to grow at a greater pace).  Notably, the portfolio yield spread relative to the fixed income markets continued to be strong.  Our fundamental-based screening and analysis capability combined with the nimble nature of the strategy allowed us to identify small capitalization stocks and some initial public offerings (IPOs) that provided opportunity for growth.  The portfolio had less exposure to covered calls as implied volatility is relatively low, resulting in low premiums available in this market opportunity.  As volatility reached cyclical lows, we added to our volatility futures, which are benefitting from the recent pickup in volatility.  We continue to stay within the range of our target allocations for equities.  MLPs continue to see a weight at the high end of the targeted range, while utilities and REITs are modestly below the midpoint of targeted ranges as we have not seen enough good growth opportunities at a reasonable price.  TIPs are at the low end of our target ranges as real returns remain quite low for these investments.

The recent rise and fall in interest rates has resulted in more movement in the portfolio in the period.  Admittedly, we were positioned for flat to higher interest rates in 2014, and were surprised by the significant drop in rates thus far.  Yet, the diversification of the portfolio has helped us navigate through the shift in market drivers and portfolio yield remains within the target range.

OUTLOOK

Many factors in the U.S. economy have now begun to generate solid employment and earnings growth.  This backdrop sets up a battle of improving fundamentals for many companies versus rising interest rates that accompany increased growth.  The question remains if these moderate growth dividend income sectors can keep up with the potential stronger growth of other sectors.  Demand continues to be strong in commercial real estate, reflecting the buildup of economic strength over the past few years.  MLPs continue to see investment opportunities as infrastructure needs to be built out to capture newly discovered energy basins in the U.S.  Utilities are finding opportunities in environmental improvements and transmission development that should produce strong growth.

Interest rates will continue to be a significant factor in how dividend stocks perform.  While inflation has been scarce, strengthening of the economy will be expected to drive interest rates higher by year end.  As rates increase, we expect that above-average distribution growth opportunities will be favored as they have a better chance to offset the effect of higher rates.

Other factors influencing the portfolio’s stocks include increased environmental requirements on utility companies.  Additionally, pricing of energy commodities and differentials in energy basins may produce higher value in energy infrastructure that can bridge these bottlenecks.  In the REIT space, while new construction has been fairly

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

low (with the exception of apartments), an uptick in new development could spoil the rebound in fundamentals for commercial real estate.  Lastly, global concerns of political instability could also impact growth.  Still, steady growth in employment will be necessary to complete the rebound in the domestic economy.

The information contained herein represents the opinion of Advantus Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

S&P 500 Index is one of the most commonly used benchmarks for the overall U.S. stock market.  It is a market value weighted index and each stock’s weight is proportionate to its market value.  It is not possible to invest directly in an Index.

Basis point is a measure used in quoting yields.  One basis point is .01%, or one-one hundredth percent of yield.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities.  These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in ETFs and ETNs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to it net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Writing covered calls may limit the upside potential of the underlying security and may obligate the Fund to purchase the underlying security during unfavorable market conditions.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Advantus Strategic Dividend Income Fund is distributed by Quasar Distributors, LLC.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of February 28, 2014

	One Year	Since Inception(1)
Advantus Strategic Dividend Income Fund	6.24%	9.57%
S&P 500 Index(2)	25.37%	21.92%
Advantus SDI Benchmark(3)	5.79%	7.25%

(1)	September 12, 2012.
(2)	The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Barclay's Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Expense Example (Unaudited)
February 28, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 – February 28, 2014).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/13	2/28/14	9/1/13 – 2/28/14(1)
Actual(2)	$1,000.00	$1,086.30	$4.91
Hypothetical (5% annual return before Expenses)	$1,000.00	$1,020.08	$4.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2014 of 8.63%.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of February 28, 2014(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of February 28, 2014(1)
(% of net assets)

Agree Realty	3.2%
EPR Properties	3.0%
OMEGA Healthcare Investors	3.0%
STAG Industrial	2.8%
Pepco Holdings	2.7%
Sun Communities	2.6%
Senior Housing Properties Trust	2.4%
Macquarie Infrastructure Company	2.3%
Plains All American Pipeline	2.2%
Select Income REIT	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2014

	Shares	Value
REIT COMMON STOCKS – 49.1%

Apartments – 4.2%
Camden Property Trust	13,000	$867,100
Campus Crest Communities	33,800	279,864
Home Properties	16,000	943,040
Mid-America Apartment Communities	15,200	1,028,128
		3,118,132

Health Care – 11.4%
HCP	29,200	1,132,084
Health Care REIT	5,500	323,070
Healthcare Trust of America, Class A	91,400	1,026,422
LTC Properties	27,700	1,043,736
OMEGA Healthcare Investors	68,500	2,189,260
Sabra Health Care REIT	31,600	899,652
Senior Housing Properties Trust	80,000	1,784,000
		8,398,224

Hotels – 3.0%
Chesapeake Lodging Trust	12,700	330,835
Hersha Hospitality Trust	90,100	506,362
Hospitality Properties Trust	51,800	1,372,700
		2,209,897

Industrial – 5.2%
Duke Realty	38,000	638,400
Pure Industrial Real Estate Trust (a)	62,500	269,236
Sovran Self Storage	10,800	799,092
STAG Industrial	89,900	2,095,569
		3,802,297

Manufactured Homes – 2.6%
Sun Communities	41,400	1,906,884

Mortgage – 1.9%
Colony Financial	37,400	844,492
Starwood Property Trust	23,600	566,872
		1,411,364

Net Lease – 8.3%
Agree Realty	75,804	2,330,215
EPR Properties	41,800	2,226,268
Select Income REIT	55,100	1,606,165
		6,162,648

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2014

	Shares	Value
REIT COMMON STOCKS – 49.1% (Continued)

Office – 5.8%
Columbia Property Trust	16,100	$427,294
Digital Realty Trust	12,500	677,000
Dundee Real Estate Investment Trust (a)	40,800	1,088,073
Government Properties Income Trust	39,100	973,981
Liberty Property Trust	28,800	1,101,888
		4,268,236

Retail – 6.7%
Amreit	26,196	454,239
Excel Trust	43,700	547,561
Macerich	4,800	288,624
National Retail Properties	19,300	692,677
Retail Properties of America, Class A	27,900	388,926
RioCan Real Estate Investment Trust (a)	61,700	1,463,237
Spirit Realty Capital	101,620	1,109,690
		4,944,954
Total REIT Common Stocks
(Cost $33,290,047)		36,222,636

OTHER COMMON STOCKS – 17.8%

Energy – 1.7%
Kinder Morgan	8,900	283,465
Vanguard Natural Resources	32,137	959,611
		1,243,076
Infrastructure – 2.3%
Macquarie Infrastructure Company	31,100	1,684,998

Telecommunications – 3.5%
CenturyLink	50,100	1,566,126
Verizon Communications	21,500	1,022,970
		2,589,096

Utilities – 10.3%
American Electric Power Company	10,100	507,020
Duke Energy	21,300	1,509,744
Pepco Holdings	98,900	2,016,571
Pinnacle West Capital	15,000	834,750
TECO Energy	88,300	1,481,674
The Southern Company	29,800	1,262,030
		7,611,789
Total Other Common Stocks
(Cost $13,142,392)		13,128,959

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2014

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 13.2%

Energy – 13.2%
Atlas Pipeline Partners	9,700	$298,178
Buckeye Partners	21,600	1,581,768
DCP Midstream Partners	15,700	766,160
Energy Transfer Equity	3,000	130,950
Energy Transfer Partners	10,500	583,065
Enterprise Products Partners	19,000	1,275,090
Kinder Morgan Energy Partners	8,200	609,014
MarkWest Energy Partners	21,000	1,340,850
Plains All American Pipeline	30,268	1,639,618
Sprague Resources	18,400	339,848
Summit Midstream Partners	27,344	1,109,619
Western Refining Logistics	1,952	57,096

Total Master Limited Partnerships
(Cost $8,054,106)		9,731,256

REIT PREFERRED STOCKS – 10.3%

Apartments – 0.1%
Essex Property Trust, Series H	4,400	113,520

Hotels – 2.1%
Hersha Hospitality Trust, Series B	5,444	138,849
Hospitality Properties Trust, Series D	5,300	132,447
LaSalle Hotel Properties, Series I	29,200	657,000
Pebblebrook Hotel Trust, Series A	10,990	282,388
Summit Hotel Properties, Series C	14,100	321,198
		1,531,882

Manufactured Homes – 0.5%
Equity LifeStyle Properties, Series C	16,500	396,990

Mortgage – 0.1%
Colony Financial, Series A	2,100	54,558

Office – 2.3%
Digital Realty Trust, Series E	16,100	387,205
Kilroy Realty, Series H	17,600	406,384
PS Business Parks, Series S	25,100	592,862
PS Business Parks, Series U	14,200	302,602
		1,689,053

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2014

	Shares	Value
REIT PREFERRED STOCKS – 10.3% (Continued)

Retail – 5.2%
CBL & Associates Properties, Series E	32,700	$761,256
DDR, Series J	28,000	648,760
National Retail Properties, Series D	14,700	350,301
National Retail Properties, Series E	30,300	624,483
Realty Income, Series F	13,100	327,631
Saul Centers, Series C	14,600	344,706
Taubman Centers, Series J	21,300	496,716
Urstadt Biddle Properties, Series F	12,000	285,240
		3,839,093
Total REIT Preferred Stocks
(Cost $8,078,358)		7,625,096

U.S. GOVERNMENT SECURITIES – 8.1%	Par
U.S. Treasury Bonds – 8.1%
0.125%, 04/15/2018 (b)	$504,085	522,280
1.250%, 07/15/2020 (b)	534,305	584,813
1.125%, 01/15/2021 (b)(c)	532,675	573,999
0.625%, 07/15/2021 (b)	517,005	540,028
0.125%, 07/15/2022 (b)	506,710	502,355
0.125%, 01/15/2023 (b)	403,860	395,057
0.375%, 07/15/2023 (b)	500,710	501,043
2.375%, 01/15/2025 (b)	618,180	736,793
3.875%, 04/15/2029 (b)	708,815	1,010,587
2.125%, 02/15/2040 (b)	269,558	321,890
2.125%, 02/15/2041 (b)	266,048	318,509
Total U.S. Government Securities
(Cost $6,363,828)		6,007,354

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2014

	Shares	Value
EXCHANGE TRADED FUND – 0.3%
PowerShares DB Commodity Index Tracking Fund (d)
(Cost $213,044)	7,700	$201,201

SHORT-TERM INVESTMENT – 0.9%

First American Government Obligations, Class Z, 0.01% (e)
(Cost $674,901)	674,901	674,901
Total Investments – 99.7%
(Cost $69,816,676)		73,591,403
Other Assets and Liabilities, Net – 0.3%		249,585
Total Net Assets – 100.0%		$73,840,988

(a)	The Portfolio held 3.8% of net assets in foreign securities at February 28, 2014.
(b)
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)	All or a portion of this security has been deposited as initial margin on open futures contracts.
(d)	Non-income producing security.
(e)	Variable Rate Security – The rate shown is the rate in effect as of February 28, 2014.
REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Market Value	Settlement Month	Appreciation
CBOE Volatility Index	25	$381,250	March 2014	$13,684

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Assets and Liabilities (Unaudited)
February 28, 2014

ASSETS:
Investments, at value
(cost $69,816,676)	$73,591,403
Receivable for investment securities sold	576,631
Dividends & interest receivable	157,707
Variation margin receivable	3,750
Prepaid expenses	11,321
Total assets	74,340,812

LIABILITIES:
Payable for investment securities purchased	418,800
Payable to adviser, net	36,659
Payable for fund administration & accounting fees	15,634
Payable for compliance fees	2,975
Payable for custody fees	5,541
Payable for transfer agent fees and expenses	6,730
Payable to trustees	337
Accrued expenses	13,148
Total liabilities	499,824

NET ASSETS	$73,840,988

NET ASSETS CONSIST OF:
Paid-in capital	$69,594,300
Accumulated undistributed net investment income	480,065
Accumulated undistributed net realized loss on investments	(21,802)
Net unrealized appreciation on investments and translations of foreign currency	3,774,741
Net unrealized appreciation on futures contracts	13,684
Net Assets	$73,840,988

Shares issued and outstanding(1)	6,891,489

Net asset value, redemption price and offering price per share	$10.71

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Operations (Unaudited)
For the Six Months Ended February 28, 2014

INVESTMENT INCOME:
Dividends from common stock	$1,672,265
Less: Foreign taxes withheld	(14,864)
Net dividend income from common stock	1,657,401
Distributions received from master limited partnerships	255,737
Less: return of capital on distributions	(255,737)
Net distribution income from master limited partnerships	—
Interest income	(14,851)
Total investment income	1,642,550

EXPENSES:
Advisory fees (See note 5)	249,858
Fund administration & accounting fees (See note 5)	33,167
Custody fees (See note 5)	17,752
Federal & state registration fees	15,372
Transfer agent fees (See note 5)	12,669
Audit fees	7,964
Legal fees	6,356
Compliance fees (See note 5)	5,973
Trustee fees	5,247
Postage & printing fees	3,708
Other	3,373
Total expenses before reimbursement	361,439
Less: Reimbursement by Adviser	(44,952)
Net expenses	316,487

NET INVESTMENT INCOME	1,326,063

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, including foreign currency gain/loss	369,420
Net realized loss on futures contracts	(7,763)
Net realized gain on written option contracts	2,450
Net change in unrealized appreciation of investments and translations of foreign currency	4,015,229
Net change in unrealized appreciation on futures contracts	10,447

Net realized and unrealized gain on investments	4,389,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,715,846

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

		For The Period
	For the Six	September 12, 2012
	Months Ended	(Inception)
	February 28, 2014	Through
	(Unaudited)	August 31, 2013
OPERATIONS:
Net investment income	$1,326,063	$1,475,375
Net realized gain on investments,
including foreign currency gain/loss	369,420	1,551,880
Net realized loss on futures contracts	(7,763)	(250,696)
Net realized gain on written option contracts	2,450	—
Net change in unrealized appreciation (depreciation) on
investments and translations of foreign currency	4,015,229	(240,488)
Net change in unrealized appreciation on futures contracts	10,447	3,237
Net increase in net assets resulting from operations	5,715,846	2,539,308

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,927,838	58,553,256
Proceeds from reinvestment of distributions	1,355,567	732,840
Payments for shares redeemed	(974,935)	—
Net increase in net assets resulting from capital share transactions	10,308,470	59,286,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(836,818)	(1,579,656)
From net realized gains	(1,581,896)	(10,362)
Total distributions to shareholders	(2,418,714)	(1,590,018)

TOTAL INCREASE IN NET ASSETS	13,605,602	60,235,386

NET ASSETS:
Beginning of period	60,235,386	—
End of period, including undistributed
(distributions in excess of) net investment income of
$480,065 and $(9,180), respectively	$73,840,988	$60,235,386

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

		For The Period
	For the Six	September 12, 2012
	Months Ended	(Inception)
	February 28, 2014	Through
	(Unaudited)	August 31, 2013
PER SHARE DATA:(1)

Net asset value, beginning of period	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.21	0.29
Net realized and unrealized gain on investments
and translations of foreign currency	0.65	0.24
Total from investment operations	0.86	0.53

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.14)	(0.31)
Dividends from net capital gains	(0.23)	— (2)
Total distributions	(0.37)	(0.31)
Net asset value, end of period	$10.71	$10.22

TOTAL RETURN(3)	8.63%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$73.8	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.08%	1.22%
After expense reimbursement(4)	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	3.85%	2.79%
After expense reimbursement(4)	3.98%	3.06%

Portfolio turnover rate(3)	34%	37%

(1)	For a Fund share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements
February 28, 2014

1.  ORGANIZATION

Advantus Strategic Dividend Income Fund (the “Fund”) is a diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The investment objective of the Fund is above average income and long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, Advantus Capital Management, Inc. (the “Adviser”) allocates 50% or more of the Fund’s total assets to real estate securities.  The Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”).  In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), and futures and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure.  The Fund commenced operations on September 12, 2012.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended February 28, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the period ended February 28, 2014, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended February 28, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions – The Fund records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually.  Distributions from net realized gains for book purposes may include short term capital gains.  All short term capital gains are included in ordinary income for tax purposes.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the tim-

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

ing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs.  The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder.  The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year.  Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives.  The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  SECURITIES VALUATION

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, ETFs, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2014:

Description	Level 1	Level 2	Level 3	Total
REIT Common Stock	$36,222,636	$—	$—	$36,222,636
Other Common Stock	13,128,959	—	—	13,128,959
Master Limited Partnerships	9,731,256	—	—	9,731,256
REIT Preferred Stock	7,203,859	421,237	—	7,625,096
U.S. Government Securities	—	6,007,354	—	6,007,354
Exchange-Traded Fund	201,201	—	—	201,201
Short-Term Investment	674,901	—	—	674,901
Total investments in securities	$67,162,812	$6,428,291	$—	$73,591,403

As of February 28, 2014, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$13,684	$—	$—	$13,684

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to the Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2014, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments.

4.  DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of written options during the period ended February 28, 2014, was $0.  The average monthly notional amount of long futures contracts during the period ended February 28, 2014 was $121,042.

Transactions in written options contracts for the period ended February 28, 2014, are as follows:

	Number of Contracts	Premiums Received
Beginning Balance	—	$—
Options written	(50)	(2,450)
Options closed	—	—
Options expired	50	2,450
Option exercised	—	—
Outstanding at February 28, 2014	—	$—

As of February 28, 2014, the Fund held 25 equity contracts for delivery in March 2014.  The Fund has recorded an unrealized gain of $13,684 as of February 28, 2014 related to these contracts.

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2014 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures*	futures contracts	$13,684	futures contracts	$—
Total		$13,684		$—

*	Includes cumulative appreciation of futures contracts as reported in Schedule of Open Futures Contracts. The current day’s variation margin is reported within the Statement of Assets & Liabilities.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

The effect of Derivative Instruments on the Statement of Operations for the period ended February 28, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as		Written
hedging instruments under ASC 815	Futures	Options
Equity Contracts	$(7,763)	$2,450
Total	$(7,763)	$2,450

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Futures
Equity Contracts	$10,447
Total	$10,447

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.95% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  As of February 28, 2014, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2016	$131,161
8/31/2017	$44,952

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended February 28, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended	For The Period Ended
	February 28, 2014	August 31, 2013
Shares sold	957,807	5,825,750
Shares issued to holders in reinvestment of dividends	133,317	69,616
Shares redeemed	(95,001)	—
Net increase in shares outstanding	996,123	5,895,366

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended February 28, 2014, were as follows:

	Purchases	Sales
U.S. Government Securities	$2,061,985	$—
Other	$30,847,941	$22,699,318

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at February 28, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$6,033,704	$(2,258,977)	$3,774,727	$69,816,676

At August 31, 2013, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Income	Capital Gains	Losses	Appreciation	Earnings
$1,359,045	$—	$(75,407)	$(334,082)	$949,556

As of August 31, 2013, the Fund had no capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
February 28, 2014

year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended August 31, 2013, the Fund deferred on a tax basis, long term post-October losses (“late year losses”) of $65,440.

For the period ended February 28, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains**	Total
$2,418,714	$ —	$2,418,714

For the period ended August 31, 2013, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains**	Total
$1,582,534	$7,484	$1,590,018

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 28, 2014, Minnesota Life Insurance owned 35.6% of the outstanding shares of the Fund.

10.  SUBSEQUENT EVENTS

On March 28, 2014, the Fund paid an income distribution in the amount of $638,320, or $0.092 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited)
February 28, 2014

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Advantus Capital Management, Inc. (“Advantus”) regarding the Advantus Strategic Dividend Income Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Advantus and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Advantus with respect to the Fund; (2) the cost of the services provided and the profits realized by Advantus from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Advantus resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Advantus, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Advantus set forth in the Investment Advisory Agreement as it relates to the Fund continue to be  fair and reasonable in light of the services that Advantus performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Advantus provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Advantus on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Advantus’ status as wholly-owned subsidiary of Securian Financial Group, Inc.  The Trustees considered Advantus’ capitalization, its assets under management and the investment performance of the composite of accounts that Advantus advises with similar investment strategies to that of the Fund.  The Trustees also considered the investment philosophy of the portfolio managers, their extensive experience managing the types of securities in which the Fund invests and the Fund’s performance.  With respect to Fund performance since inception through December 31, 2013, the Trustees noted that while the Fund had underperformed the S&P 500, the Fund’s only benchmark, such benchmark does not

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2014

closely resemble the Fund’s investment strategy.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Advantus provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Advantus under the Investment Advisory Agreement, as well as Advantus’ profitability from services that Advantus rendered to the Fund during the 12 month period ended June 30, 2013.  In that regard, the Trustees noted that Advantus subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund.  The Trustees noted that while the management fees that Advantus charges to separately managed accounts with similar investments strategies and asset levels to those of the Fund are generally lower than the advisory fee for the Fund, Advantus has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify the higher fee.  The Trustees also noted that Advantus had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Advantus’ service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average management fees reported for the benchmark category.  They also considered that the total expenses of the Institutional Class shares of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but noted that average net assets of the funds comprising the benchmark category were significantly higher than the projected assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Advantus’ advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted the fact that an increase in assets would mostly likely not lead to a proportionate decrease in the level of advisory services that Advantus would be required to provide to the Fund at the present time.  The Trustees consequently concluded that it was not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting the issue in the future as circumstances changed and asset levels increased.

Other Benefits. The Trustees noted that Advantus utilizes soft dollar arrangements with respect to portfolio transactions, and that affiliated brokers are not used to execute the portfolio transactions of the Fund.  The Trustees concluded that Advantus does not receive any additional financial benefits from services rendered to the Fund.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP.
220 South Sixth Street, Suite1400
Minneapolis, MN 55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   May 5, 2014

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date   May 5, 2014

* Print the name and title of each signing officer under his or her signature.